        Exhibit 10.2

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT
THIS AMENDMENT TO THE AGREEMENT (“Amendment”) is made effective as of the last date of signature (the “Amendment Effective Date”) by and between NOVAVAX, INC. (“Novavax”), a Delaware corporation with offices at 21 Firstfield Road, Gaithersburg, MD 20878 and Her Majesty the Queen in right of Canada, as represented by the Minister of Public Works and Government Services, with offices at 10 Wellington St., 4th Floor, Gatineau, QC, K1AOS5, Canada (collectively, “Customer”).
1.Amendments
1.1.Add the Following definitions in the recitals of the Agreement [NEW]:
Whereas, Novavax may develop one or more alternative versions of the Product, for use as either a primary (i.e. two dose) series or as a booster dose, such as a monovalent and / or multivalent Product to target any current or future strains identified to the SARS-CoV-2 coronavirus 2019 strain identified as the cause of the pandemic outbreak in early 2020 (each a “Variant Product”), and /or an alternative formulation of the Product or the Variant Product(s) specifically targeted to pediatric populations (i.e. children aged 6 months to 17 years inclusive and any sub-groups of that age range) (each a “Pediatric Product”).
1.2.Section 2.1. Insert Section 2.1.1 [NEW]:
2.1.1    Right to Variant and / or Pediatric Product. Should Novavax elect to commercialize a Variant Product and / or a Pediatric Product in other global markets (e.g. U.S. and E.U.), it shall [***] inform Customer in writing of such proposed commercialization plans. Should Novavax subsequently obtain Regulatory Approval for a Variant Product and/or a Pediatric Product in the Territory, it agrees to grant the Customer the following rights:
(a)    Right to [***] doses of Variant Product and/or Pediatric Product [***] at the [***], and under the same conditions, in which case any Variant Product and/or Pediatric Product will also be considered to be Product.
(b)    Right to order Additional Amounts of Variant Product and / or Pediatric Product [***], and under the same conditions as the Product, in which case any Variant Product and/or Pediatric Product will also be considered to be Product.
1.3.Insert Section 2.1.2 [NEW]:
2.1.2    Unless otherwise approved in writing by the Contracting Authority, all doses supplied as part of the Aggregate Amount and the Additional Amount, if applicable, must be produced using bulk antigen manufactured at the National Research Council’s (NRC) Biologics Manufacturing Centre (BMC), situated at 6100 Av. Royalmount, Montréal, QC, once Novavax has received Regulatory Approval for production of Product, Variant Product and or Pediatric Product manufactured at the NRC BMC. Any doses of Product, Variant Product and/or Pediatric Product produced at, or in conjunction with, the NRC BMC and purchased by Customer under this Agreement shall be counted against any purchase commitment made by the NRC under the agreement entered into between the NRC and Novavax that governs the production of such doses at the NRC BMC. For the avoidance of doubt, until saleable Product is available from

NRC, Customer will be receiving Product from Health Canada-approved, non-NRC Novavax facilities.
1.4.Section 2.5. Delete Section 2.5 in entirety and replace Section 2.5.1 with the following:
2.5.1    Novavax Seeking Regulatory Approval. Novavax shall submit its application for Regulatory Approval in Canada, for each of Product, Variant Product, and/or Pediatric Product, no later than [***] of its first submission for Regulatory Approval of that Product, Variant Product and/or Pediatric Product in another priority market (such as the United States of America or the European Union). In the event that Novavax fails to submit as stated, then Customer’s sole and exclusive remedy shall be that it may terminate this Agreement [***] upon written notice to Novavax and [*** of the paid Advance Payment [***] will become due and refundable to Customer. The refundable amount will be based on a prorate of undelivered doses of the Aggregate Amount to Customer.
1.5.Section 2.6. Delete Section 2.6. in its entirety and replace with
2.6     Variance. Customer hereby acknowledges and agrees that the Delivery Schedule is an estimate only and that notwithstanding anything herein to the contrary, (a) the quantity of Product actually delivered [***] may vary within plus/minus [***] of the forecasted [***] amount and (b) the actual date of delivery may vary within [***] of the delivery date projected by Novavax pursuant to the updated Delivery Schedule provided to Customer pursuant to Section 2.4. Delivery earlier than that set out in the Delivery Schedule will be subject to prior approval in writing by Customer. Novavax will use commercially reasonable efforts to inform Customer of any variance in a quarterly allotment at least [***] prior to the expected first monthly delivery for doses from the impacted quarterly allotment.
1.6.Section 2.7. Delete Section 2.7. in its entirety and replace with
2.7.    Failure to Supply. If Novavax receives Regulatory Approval for the Product and thereafter fails to supply Customer with the quantity of Product units specified for a particular calendar quarter as set out in the Delivery Schedule within the timeframe permitted by Section 2.6, then Novavax will [***] to Customer, in writing, the cause of the inability to supply and present Novavax’s good faith remedial plan, which should include [***] (“Remedial Plan”). [***]. Where such inability to supply results from Novavax’s inability to manufacture or source sufficient quantities of Product to supply all of its customers, Novavax shall allocate to Customer [***] for the period of short supply.
2.7.1.    If the proposed Remedial Plan will not resolve such inability or failure to supply within [***] of the first missed monthly delivery giving rise to the plan, the Customer may [***], cancel delivery of any Product scheduled for delivery [***].
2.7.2.    If Customer accepts the Remedial Plan, but the failure to supply is still ongoing after the period of time accepted by Customer under the Remedial Plan, Customer may upon written notice to Novavax cancel or reduce deliveries covered by the Remedial Plan and/or cancel or reduce future deliveries and terminate the Agreement in whole or in part.

2.7.3.    [***].
2.7.4.    The remedies in this Section 2.7 shall be Customer’s sole recourse and Novavax’s entire liability with respect to any failure to supply.
1.7.Section 2.1. Add Sections 2.11 and 2.11.1 [NEW]:
2.11    Shelf life. The minimum shelf life will be confirmed at the time of licensure of the vaccine, at which time this Section will be updated through an amendment to the Contract.
2.11.1    Unless otherwise agreed to by the Contracting Authority in writing, Product, Variant Product or Pediatric Product delivered must have a remaining shelf life that is equal to or greater than [***] of the shelf life authorized by Health Canada at the time of delivery to a Point of Entry or a Point of Delivery.
1.8.Section 3.1. Delete Section 3.1 in its entirety and replace with:
3.1.    Delivery, Title and Risk of Loss. Product will be delivered [***] to the delivery destinations in Canada set forth on Exhibit B hereto (the “Points of Entry”). Risk of loss and title to Product shall pass to Customer [***]. For clarity, from Effective Date until [***] at the latest, Customer will be solely responsible for ensuring it has the necessary approvals for importing Product into the Territory and for distributing Product in the Territory. Effective [***], or earlier subject to the mutual agreement of the Parties, Novavax will assume all responsibilities for the importation of Product into the Territory as the importer of record, and for delivery to the destinations set forth on Exhibit E hereto (the “Points of Delivery”). Risk of loss and title to Product shall pass to Customer [***]. For clarity, effective [***], or earlier subject to the mutual agreement of the Parties, Customer will be responsible only for further distribution of the Product in the Territory beyond the Points of Delivery.
1.9.Section 5.1. Add Sections 5.1.1 and 5.1.2 [NEW]:
5.1.1    Payment upon delivery for Additional Amount. In consideration of Novavax satisfactorily completing all of its Additional Amount obligations under the Agreement, Novavax will be paid a firm unit price for the Additional Amount doses as specified in Exhibit A. [***]. For greater certainty, the [***]. No [***] for an Additional Amount.
5.1.2    Customer will not pay Novavax for any Additional Amount doses, unless they have been approved, in writing, by the Contracting Authority with an Agreement amendment.
1.10.Section 5.4. Delete the email address “Email: [***]” and replace with the email address “Email: [***]”.
Section 5.4 will now read:
5.4.     Invoices. Novavax shall submit invoices to Customer for the Total Price as follows (a) the Advance Payment shall be invoiced [***] and (b) the Delivery Price shall be invoiced [***], which invoices shall be directed to the Contracting Authority and Technical Authority as defined in Sections 6.1 and 6.2 of this

Agreement (or to such other person or address if Customer notifies Novavax in writing pursuant to Section 14.2 that invoices should be sent to such other person or address). Further, the original and email copy of all invoices must also forwarded to the Public Health Agency of Canada for certification and payment at:
Public Health Agency of Canada P2P Invoices
200 Eglantine Driveway
Jeanne Mance Building
18th floor, RM 1855C
Ottawa Ontario K1A OK9
Email: [***]
1.11.Section 5.5. Delete Section 5.5 and replace with:
5.5    Each invoice for the Delivery Price shall reflect the actual quantities of Product shipped to the Point of Entry, together with the per-unit Delivery Price (i.e., ***] of the Per-Unit Price for Aggregate Amount doses and [***] of the Per-Unit Price for the Additional Amount doses) and the total Delivery Price (i.e., the per-unit Delivery Price x number of units delivered in a shipment) to be paid under such invoice.
Sections 5.5.1 to 5.5.5 remain unmodified.
1.12.Section 6.1 (a). Delete Section 6.1(a) in its entirety and replace with the following:
Name:        [***]
Telephone:    [***]
Email address:    [***]
1.13.Section 8.1. Delete Section 8.1 in its entirety and replace with the following:
8.1    Term. This Agreement shall become effective upon the Effective Date and, unless sooner terminated as set forth in Section 8.2, shall continue in force and effect until the later of:
a)    The date on which Novavax has delivered to the Points of Entry or Points of Delivery and Customer has accepted an amount of Product equal to the Aggregate Amount (the “Term”); or
b)    December 31, 2023.
8.1.2.    In the event that Customer exercises its right as per Section 2.2 (Right for Additional Amounts), the Term will automatically be extended to the end of the last delivery and acceptance under the revised Delivery Schedule provided by Novavax for the Additional Amount ordered.
1.14.Section 8.2.2 Regulatory Approval. Section 8.2.2 is now amended to read:
On or before [***], if Novavax fails to receive Regulatory Approval of the Vaccine in the Territory or Novavax abandons the development of the Product or Novavax withdraws its application for Regulatory Approval in Canada, then Customer’s sole and exclusive remedy shall be that it may terminate this Agreement [***] upon written notice to Novavax and [***] of the paid Advance Payment will become due and refundable to

Customer. Novavax will refund such amount within [***] of receipt of such termination notice.
1.15.Section 12.1 Limitation of Liability. The first sentence of Section 12.1 is corrected to read:
12.1     [***]
1.16.Exhibits A and B. Delete Exhibits A and B in their entirety and replace with the attached Exhibits A and B [NEW]
1.17.Add new Exhibit E “Points of Delivery”
1.18.Section 14.2 Notices. Section 14.2 is now amended to read:
Any notice given under this Agreement must be in writing and delivered either to the addresses set forth below in person. via overnight courier (or to such other addresses of which the Parties may from time to time be notified in writing), with a PDF copy sent by email. Upon agreement between the Parties, Notices may be given by email, if acknowledged by the other Party electronically within [***] of receipt. If not so timely acknowledged, the Notice is considered not delivered and must be sent in person or by overnight courier for proof of delivery.
If to Novavax:
Novavax, Inc.
20 Firstfield Road
Gaithersburg, MD 20878
U.S.A.
Attn: [***]
Email: [***]
If to Customer:
As per Section 6.1 Contracting Authority of this Agreement.

Exhibit A
(Updated)
Aggregate Amount: 52 million doses of the following types of Products

Product Name	Total Price (=[***])	Per-Unit Price	Per unit Delivery Price (=[***])
NVX-CoV2373	[***]	[***]	[***]

Product Name	Total Price (=[***])	Per-Unit Price	Per unit Delivery Price (=([***])
[***]	[***]	[***]	[***]

Product Name	Total Price (=[***])	Per-Unit Price	Per unit Delivery Price (=([***])
[***]	[***]	[***]	[***]

Additional Amount: up to 24 million doses of the following types of Products

Product Name	Total Price (=[***])	Per-Unit Price	Per unit Delivery Price (=([***])
NVX-CoV2373	[***]	[***]	[***]

Product Name	Total Price (=[***])	Per-Unit Price	Per unit Delivery Price (=([***])
[***]	[***]	[***]	[***]

Product Name	Total Price (=[***])	Per-Unit Price	Per unit Delivery Price (=([***])
[***]	[***]	[***]	[***]

Exhibit B
(Updated)
[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the delivery schedule has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

Exhibit E
(Updated)
[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the points of delivery has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

ALL OTHER TERMS AND CONDITIONS OF THIS CONTRACT REMAIN UNCHANGED

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.
HER MAJESTY THE QUEEN IN RIGHT OF CANADA AS REPRESENTED BY THE MINISTER OF PUBLIC WORKS AND GOVERNMENT SERVICES

Per:    [***]
    Name:    [***]
    Title:    [***]
    Date: January 26, 2022

Per:
    Name:
    Title:

NOVAVAX INC.

Per:    /s/ John A. Herrmann III
    Name:    John A. Herrmann III
    Title:    EVP, Chief Legal Officer
    Date: January 26, 2022

Per:
    Name:
    Title:

I have the authority to bind the Corporation.